EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTIION 1350 (AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the annual report of The Quantum Group, Inc. (the “Company”) on Form 10-KSB/A, Amendment 1 for the year ended October 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Noel J. Guillama, Chief Executive Officer of the Company, certify to my knowledge and in my capacity as an officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Signed on September 19, 2008

/s/ Noel J. Guillama

Noel J. Guillama

Chief Executive Officer of The Quantum Group